Investor Presentation May 2015 OceanFirst Financial Corp. OceanFirst Financial Corp. Exhibit 99.1

OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the Private Securities
Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will," "should," "may," "view,"
"opportunity," "potential," or similar expressions or expressions of confidence. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/ regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2014 and subsequent securities filings and should be considered in evaluating forward-
looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

1985
1999
1997-2007
2011-2014
2015
1902
1996
2000
2009
2014

OCEANFIRST

OceanFirst Bank Milestones
Founded,
Point Pleasant,
NJ
Branch Expansion
Into
Middlesex County
IPO To
Mutual
Depositors
Created OceanFirst
Foundation
Established
Commercial
Lending
Branch Expansion
Into
Monmouth County
Repurchased
62% Of
Original IPO Shares
Established
Trust and
Asset Management
Rebuilt Capital
To 9.5% Through
Secondary
Stock Offering
Resumed Share
Repurchases –
Current Authorization:
508,255 Shares
OceanFirst
Foundation Passes
$25 Million In
Cumulative Grants
Open LPO In Mercer
County To Serve
The Broader Central
Jersey Market

New York
Philadelphia
Middlesex
Mercer
Monmouth
Ocean
Retail Branches
Colonial Retail Branches
Wealth Management Office
& Loan Production Office
Electronic Services Locations

Serving Central New Jersey Market
•
Community Bank serving the
Central Jersey market - $2.4 billion
in assets and 23 branch offices
(24
th
branch opening in mid 2015)
•
Targeting growth opportunities in
Monmouth, Mercer and Middlesex
Counties
•
Market Cap $290.7 million
30 million people, or approximately
10% of the total U.S. population,
reside within a 2-hour drive*
*Includes New York – Newark NY-NJ-PA-CT CSA and
Philadelphia – Reading – Camden CSA.
Pending Colonial
acquisition
supports existing
Red Bank
Financial Center

  Experienced Leadership
Name Position
# of Years
at OCFC
Previous
Experience
Christopher D. Maher President, Chief Executive Officer 2
Patriot National Bancorp;
Dime Community
Bancshares
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 22 KPMG
Joseph R. Iantosca Executive Vice President, Chief Administrative Officer 11
BISYS Banking Solutions;
Neutrend LLC;
Brooklyn Federal Savings
Joseph J. Lebel III Executive Vice President, Chief Lending Officer 9 Wachovia Bank N.A.
•
Substantial insider ownership of 27.3% – aligned with shareholders’ interests
OceanFirst Bank ESOP 10.0%
Directors & Senior Executive Officers 10.6% (Chairman 5.9%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 6.7%
As of March 10, 2015 proxy date.

  Depth of Management
Name Position
# of Years
at OCFC
Previous
Experience
Craig C. Spengeman Executive Vice President, Director of Wealth Management 1
PGB Trust and
Investments (Division of
Peapack-Gladstone
Bank)
Margaret Lanning First Senior Vice President, Chief Credit Officer -
Wells Fargo Bank, N.A.;
Wachovia Bank
Steven J. Tsimbinos First Senior Vice President, General Counsel 5
Thacher Proffit & Wood;
Lowenstein Sandler PC
Gary S. Hett Senior Vice President, Director of Human Resources 2
Patriot National Bancorp;
Dime Community
Bancshares
Gayle S. Hoffman Senior Vice President, Internal Audit Director 1
Rumson-Fair Haven
Bank & Trust;
First State Bank; KPMG
David R. Howard Senior Vice President, Chief Risk Officer 2
Guggenheim Partners;
Financial Guaranty
Insurance Company

  Our Strategy
•
Positioned as the leading Community Bank in attractive Central Jersey market – developing the franchise, growing revenue and creating additional value for shareholders
•
Strategically focused on revenue growth in commercial lending, wealth management, and bankcard services
•
Guarding credit quality in ALL business cycles
•
Growing diversified streams of non-interest income to decrease reliance on
Net Interest Margin (NIM)
•
Creating attractive profile to encourage roll-up opportunities presented by local community banks lacking the scale or desire to remain independent

  Significant Primary Market Deposit Share
Competing Favorably Against Banking Behemoths
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 TD Bank, National Association (Canada) 22 2,541,705 17.45
2 Hudson City Bancorp Inc. (NJ)
(1)
14 2,212,695 15.19
3 Wells Fargo Bank NA (CA) 26 2,203,005 15.13
4 OceanFirst Financial Corp. (NJ) 19 1,480,885 10.17
5 Banco Santander S.A. (Spain) 21 1,368,640 9.40
6 Bank of America Corp. (NC) 17 1,267,176 8.70
Total For Institutions In Market 188 14,563,013
(1) Pending acquisition by M&T Bank (NY)
Source:  FDIC Summary of Deposits, June 30, 2014

88% Transaction Deposits
Mar 2015
Interest Checking
WAR 0.09%
Non-Interest Checking
MMDA & Savings
WAR 0.05%
Time Deposits*
WAR 1.42%
Total Cost of Funds 0.22%
Dec 2009
Interest Checking
Non-Interest Checking
MMDA & Savings
Time Deposits
Dec 1996
Interest Checking
MMDA & Savings
Time Deposits
0%
20%
40%
60%
80%
100%

OCEANFIRST

Strategic Deposit Composition Transition *Time deposits duration of 19 months 9

$375
$350
$325
$300
$275
$250
$225
$200
Balances (millions)
7,200
7,100
7,000
6,900
6,800
6,700
6,600
6,500
6,400
6,300
6,200
6,100
6,000
# of Accounts
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
Balances (000s)
Accounts

Deposit Transition Supported by Strategic Focus on Business Checking 10

Technology and Delivery Systems
Mobile Banking
Added mobile deposit capture
in 2013.  More than 14,000
depositors use mobile, text or
smart phone apps monthly.
Online Banking & Bill Pay
In 2014, 42% of depositors used
online banking and an average of
34,000 bills were paid with online
bill pay service each month.
Check Card
Over 6 million transactions
processed in 2014, a 10.7%
increase from 2013.  Rewards
program promotes usage.
ATM & Interactive Teller (ITM)
Invested $900,000 to upgrade ATM fleet
to intelligent terminals in 2014; self-
service deposits more than doubled. First
ITM deployed in April 2014.
Commercial  Cash Management
Added Remote Deposit Capture
(RDC) in 2007.  In 2014, 88 clients
processed over 600,000 checks
using RDC.

Mar 2015(1)
Investment CRE
Owner-Occupied CRE
C&I
Consumer & Other
Residential R.E. (45.2%)
Dec 2009
Investment CRE
Owner-Occupied CRE
C&I
Consumer & Other
Residential R.E.
Dec 1996
Investment CRE
Consumer & Other
Residential R.E.
0%
20%
40%
60%
80%
100%

OCEANFIRST

Strategic Loan Composition Transition (1) Commercial loan (CRE and C&I) duration of 3.2 years. 12

Credit Underwriting Remains Conservative
Commercial Loan Production 2014 and 2015
(Dollars in thousands)
2014 Total
Commercial
Loan
Originations
First Quarter
2015 Total
Commercial
Loan
Originations
Total
Portfolio at
March 31, 2015
Amount $243,858 $69,436 $775,246
Weighted average rate 4.14% 4.13% 4.44%
Weighted average debt service coverage 2.0X 1.82X 1.99X
Weighted average loan-to-value (CRE only) 56% 65% 55%
Weighted average risk rating
(1)
4.3 4.2 4.5
Deposit contribution $35,727 $14,259 $186,270
Cash management (% utilizing) 37%
(1)
Risk rating is on a scale from 1 (best) to 9 (worst).  A rating of 4.5 represents an equivalent S&P rating of BBB.

Highlights – First Quarter 2015
•
Announced a merger agreement with Colonial American Bank in an all stock transaction valued at
$11.3 million at the time of announcement.  Colonial operates two full service banking centers in
Middletown and Shrewsbury, New Jersey, with total assets of $143.7 million
•
Grew commercial loan portfolio $41.3 million, 22.5% annualized; 7 th
consecutive quarter of double
digit percentage growth
A new commercial lending team located in Mercer County, New Jersey, began operations and provided strong support for the commercial loan growth
The Bank’s conservative credit culture was further enhanced with the addition of a highly experienced Chief Credit Officer
•
Deposit growth totaled $80.8 million which included $73.7 million of core deposits (all deposits except time deposits)
•
Earnings per share of $0.32, 9.6% ROE & 0.89% ROA
Net interest margin relatively stable at 3.24%
Expense discipline led to reductions in operating expenses of 4.6%, as compared to the prior linked quarter and 2.6%, as compared to the same prior year quarter.
•
Tangible common equity of 9.2% of assets
•
Common stock repurchase plan in place to strategically manage capital levels

Highlights – Risk Management
Over the past year through March 31, 2015:
•
Interest Rate Risk Management
Extended $154 million of FHLB advances into 3 – 5 year terms
$90 million of retail checking migrated to non-interest bearing
Core deposits
(1)
are 88.1% of total deposits, a significant hedge against a rising rate environment
•
Asset Quality Improvements
Non-performing loans decreased by 57%, or $25.9 million, to $19.4 million at
March 31, 2015
Credit metrics improved as non-performing loans as a percent of total loans receivable decreased to 1.09% from 2.83%, and Allowance for Loan Losses as a percent of total non-performing loans increased to 84.61% from 46.19%
(1)
Core deposits are all deposits except time deposits.

Non- Performing Loans as Percent of Total Loans
Net Charge-Offs as Percent of Average Loans

OCEANFIRST

Credit Metrics Reflect Conservative Culture
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2009 2010 2011 2012 2013 2014 3/31/2015
Residential Consumer Commercial Real Estate Commercial
Note:  Atlantic County Loan Exposure totals $11.6 million, or 0.7%, of total loan portfolio as of March 31, 2015.
Data as of December 31, unless otherwise indicated.
Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans.  Including this charge-off, the ratio is 0.45%.  Ratio for 2015 is annualized.
0.10%
0.00%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
Net Charge-Offs

Prudently Provisioning for Credit Costs
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Net Charge-Offs Net Charge-Offs Attributable to Bulk Sale of NPL's Provision for Loan Losses
(1) Spike in charge-offs was due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.  The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which had been previously specifically reserved.
12/31/09 12/31/10 12/31/11
(1)
12/31/12 12/31/13
12/31/14 3/31/15

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1996
1998
2000
2002
2004
2006
2008
2010
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Quarterly Trend

Net Interest Margin Stabilizing Close to Historical Levels Historical Average Net Interest Margin (3.28%) 18

Diversified Streams of Non-Interest Income
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
1996 3/31/2015 (Annualized)
Fees and Service Charges Gain on Sale of Loans BOLI
Other BankCard Services Investment Services
Wealth Management
$2.5M
$15.6M
Targeted
Growth
Areas
Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and gain on sale of loan servicing.

Generating Consistent Attractive Returns
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2009 2010 2011 2012 2013 2014 3/31/15
(Annualized)
Return on Equity Return on Assets
(1)
Excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation.
(1)
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%

Prudently Managing Excess Capital in Near Term
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2011 2012 2013 2014 3/31/15
Stock Repurchases Cash Dividends
Notes:  Stock Repurchases – $15.06 Average Cost per Share.
Quarterly dividend rate increased by $0.01, or 8.3%, in October 2014.
(Three Months)

Challenge Today is to Grow Revenue
Build Shareholder Value
•
Target growth in broader central New Jersey market – increasing share
In early 2015, added new commercial lending team located in Mercer County
Commercial loans increase at double digit percentage growth rate for seven consecutive quarters
Superstorm Sandy recovery providing market opportunity (see Appendix 4)
•
Continuing Strategic Execution
Sold most non-performing residential/consumer mortgage loans in third quarter of 2014; $500,000 in annual cost savings
FHLB Advances restructured in fourth quarter 2013; duration extended to 38 months
Rationalizing Branch Network and Residential Lending, reinvesting cost saves to support growth
•
Control operating expenses while investing in revenue producing growth opportunities
Operating expenses decreased 4.6% for the quarter ended March 31, 2015, as compared to the prior linked quarter, and 2.6%, as compared to the same prior year period
•
Assessing opportunistic roll-up of local community banks
Strategic, in-market, acquisition of Colonial American Bank expands branch footprint in demographically attractive markets; accretive to EPS in 2016 with negligible book value dilution
•
Financial performance develops value proposition for shareholders and preserves the right to remain independent

Why OCFC…?
•
Fundamental franchise value – superior deposit profile and consistent, conservatively underwritten, commercial loan growth
•
Seasoned and effective management team
Substantial insider ownership – aligned with shareholders’ interests
•
Conservative credit culture and profile
•
Solid financial performance – developing shareholder value
•
Strong balance sheet and capital base

Attractive Valuation Metrics
Valuation
Price / Tang. Book Value 132% 150%
Price / LQA EPS 13.5x 14.9x
Price / Estimated EPS 13.4x 14.2x
Core Deposit Premium 4.1% 7.2%
Cash Dividend Yield 3.0% 2.9%
OCFC Peers
(1)
1) Peers include:  DCOM, FFIC, FLIC, LBAI, ORIT, PGC, SNBC, SUBK, UVSP and WSFS
Note: Financial data as of the most recent period available; market data as of May 14, 2015.
Source:  Sandler O’Neill

Appendix Appendix 25

Market Demographics
Ocean Monmouth Middlesex Mercer National
Number of Offices 19 4 1
% of OceanFirst Deposits 86.2 10.9 2.9
Market Rank 4 17 35
Market Share (%) 10.2 0.9 0.2
Population 583,000 628,000 831,000 369,000
Projected 2014-2019
Population Growth (%)
1.4 — 3.0 1.2 3.5
Median Household Income ($) 58,000 81,000 75,000 74,000 52,000
Projected 2014-2019 Median
Household Income Growth (%)
2.6 3.1 3.5 5.6 4.6
Deposit  and demographic data as of June 30, 2014.
Source:  SNL Financial
APPENDIX 1

Commercial Portfolio Metrics
APPENDIX 2
Commercial Real Estate (CRE)
Total portfolio
(1)
$667.8 million
% of Total Loan Portfolio 37.7%
Average size of CRE loans $864,000
Largest CRE loan $15.9 million
Current Pipeline $29.0 million
Weighted Average Yield 3.98%
Weighted Average Repricing Term 4.4 years
Commercial Loans
Total portfolio
(1)
$107.5 million
% of Total Loan Portfolio 6.1%
Average size of commercial loans $374,000
Largest commercial loan $4.0 million
Current Pipeline $14.8 million
Weighted Average Yield 4.03%
Weighted Average Repricing Term 2.0 years
(1) Combined commercial relationships (excluding small business) total 445.
As of March 31, 2015. 27

Commercial Portfolio Segmentation
APPENDIX 2
(Cont’d)
Total Commercial Loan Exposure
by Industry Classification
Real Estate
Investment, 40.7%
Arts/Entertainment/
Recreation, 7.0%
Other Services, 2.8%
Retail Trade, 4.5%
Public Administration,
5.6%
Miscellaneous, 5.2%
Manufacturing, 3.5%
Educational Services,
4.8%
Accommodations/
Food Services, 6.5%
Healthcare, 7.5%
Wholesale Trade, 4.5%
Construction, 7.4%
Real Estate Investment by
Property Classification
Office, 33.4%
Commercial
Development, 9.6%
Shopping Center, 8.0%
Retail Store, 8.4%
Multi-Family, 6.0%
Miscellaneous, 8.1%
Single Purpose,
4.0%
Industrial/
Warehouse, 16.2%
Residential
Development, 6.3%
Diversified portfolio provides
protection against industry-
specific credit events.
As of March 31, 2015.

Residential Portfolio Metrics
APPENDIX 3
Residential Real Estate
Total Portfolio $784.4 million
% of Total Loan Portfolio 45.2%
Average size of mortgage loans $195,000
% of loans for second homes 10.4%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal)
- Loans originated during 2015
56%
64%
Portfolio average FICO score
- Loans originated during 2015

% of loans outside the New York/New Jersey market 3.3%
% of loans outside Ocean/Monmouth Counties 26.8%
% of loans exceeding agency conforming amounts 45.7%
As of March 31, 2015, unless otherwise noted.
29